Item 77C Money Market Portfolio, Government &
Agency Securities
Portfolio and Tax-Exempt Portfolio, each a
series of Cash Account
Trust
Registrant incorporates by reference to its
Proxy Statement filed on
January 4, 2008 (SEC Accession No. 0001193125-
08-001722).
Money Market Portfolio
The Special Meeting of Shareholders of the
Money Market Portfolio of
Cash Account Trust (the "Fund") was held on
March 31, 2008 at the
offices of Deutsche Asset Management, 345 Park
Avenue, New York,
NY 10154. The following matter was voted upon
by the shareholders of
said Fund (the resulting votes are presented
below):
1.	Election of the Board of Trustees


Number of Votes:

For
Withheld
John W. Ballantine
1,473,751,227.6600
97,123,035.9200
Henry P. Becton, Jr.
1,473,464,749.5400
97,409,514.0400
Dawn-Marie Driscoll
1,472,593,598.7100
98,280,664.8700
Keith R. Fox
1,478,220,038.4500
92,654,225.1300
Paul K. Freeman
1,478,347,120.2500
92,527,143.3300
Kenneth C. Froewiss
1,473,917,055.5600
96,957,208.0200
Richard J. Herring
1,478,086,023.4700
92,788,240.1100
William McClayton
1,478,216,821.9900
92,657,441.5900
Rebecca W. Rimel
1,472,607,527.2800
98,266,736.3000
William N. Searcy, Jr.
1,478,255,804.0100
92,618,459.5700
Jean Gleason
Stromberg
1,472,122,275.2200
98,751,988.3600
Robert H. Wadsworth
1,478,200,650.3300
92,673,613.2500
Axel Schwarzer
1,472,365,790.1600
98,508,473.4200

The meeting was reconvened on August 15, 2008, at which time the following matters were not approved by shareholders because each matter failed to receive sufficient shareholder votes:

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
2-A.	Approval of an Amended and Restated
Investment Management
Agreement
1,590,082,459.
0800
106,475,163.83
00
163,386,269.69
00
1,416,264.0000
2-B.	Approval of a Subadvisor Approval Policy
1,581,670,327.
9600
109,071,987.14
00
169,201,577.50
00
1,416,264.0000
3-A.	Approval of a Revised Fundamental
Investment Policy Regarding
Borrowing Money
1,571,668,552.
8300
119,312,023.48
00
168,963,316.29
00
1,416,264.0000
3-B.	Approval of a Revised Fundamental
Investment Policy Regarding
Senior Securities
1,574,576,876.
2300
115,874,877.49
00
169,492,138.88
00
1,416,264.0000
3-C.	Approval of a Revised Fundamental
Investment Policy Regarding
Concentrate in Bank Obligations
1,561,840,127.
9900
126,205,877.60
00
171,897,887.01
00
1,416,264.0000
3-D.	Approval of a Revised Fundamental
Investment Policy Regarding
Underwriting of Securities
1,575,673,073.
3100
116,288,951.97
00
167,981,867.32
00
1,416,264.0000
3-E.	Approval of a Revised Fundamental
Investment Policy Regarding
Real Estate Investments
1,574,071,731.
6900
117,583,303.13
00
168,288,857.78
00
1,416,264.0000
3-F.	Approval of a Revised Fundamental
Investment Policy Regarding
Commodities
1,564,949,359.
9300
126,518,265.84
00
168,476,266.83
00
1,416,264.0000
3-G.	Approval of a Revised Fundamental
Investment Policy Regarding
Lending
1,574,519,334.
7300
118,736,197.75
00
166,688,360.12
00
1,416,264.0000
3-H.	Approval of a Revised Fundamental
Investment Policy Regarding
Portfolio Diversification for Diversified Funds
1,580,193,758.
5600
113,786,106.05
00
165,964,027.99
00
1,416,264.0000
3-I.	Approval of the Removal of the
Fundamental Investment Policy
Regarding Investing for Control
1,548,788,140.
3000
122,797,934.84
00
188,357,817.46
00
1,416,264.0000
3-K.	Approval of the Removal of the
Fundamental Investment Policy
Regarding Margin Transactions
1,541,924,849.
8600
133,742,642.40
00
184,276,400.34
00
1,416,264.0000
3-M.	Approval of the Removal of the
Fundamental Investment Policy
Regarding Short Sales
1,539,163,508.
3100
132,949,214.50
00
187,831,169.79
00
1,416,264.0000
3-N.	Approval of the Removal of the
Fundamental Investment Policy
Regarding Options
1,540,859,846.
6900
131,449,075.90
00
187,634,970.01
00
1,416,264.0000
3-O.	Approval of the Removal of the
Fundamental Investment Policy
Regarding Securities Owned by Officers and
Trustees or the
Advisor
1,545,073,917.
9700
128,021,087.42
00
186,848,887.21
00
1,416,264.0000
3-S.	Approval of the Removal of the
Fundamental Investment Policy
Regarding Oil, Gas and Mineral Programs
1,542,680,411.
0600
129,495,798.76
00
187,767,682.78
00
1,416,264.0000
4-A.	Approval of a Reclassification of
Fundamental Investment
Objectives as Non-Fundamental
1,532,911,745.
4700
127,534,534.38
00
199,497,612.75
00
1,416,264.0000
4-B.	Approval of a Reclassification of
Fundamental Investment Policies
as Non-Fundamental
1,535,694,828.
1800
127,349,499.68
00
196,899,564.74
00
1,416,264.0000
5.	Approval of Amended and Restated
Declaration of Trust
("Number of Votes" represents all portfolios
that are a series of
Cash Account Trust)
5,758,446,288.
09
352,651,067.17
535,360,670.74
16,492,432.00

*	Broker non-votes are proxies received by
the fund from brokers or
nominees when the broker or nominee neither has
received
instructions from the beneficial owner or other
persons entitled to vote
nor has discretionary power to vote on a
particular matter. Broker non-
votes have the effect of a negative vote.
Government & Agency Securities Portfolio
The Special Meeting of Shareholders of the
Government & Agency
Securities Portfolio of Cash Account Trust (the
"Fund") was held on
March 31, 2008 at the offices of Deutsche Asset
Management, 345 Park
Avenue, New York, NY 10154. The following
matters were voted upon by
the shareholders of said Fund (the resulting
votes are presented below):
1.	Election of the Board of Trustees

Number of Votes:
Trustee
For
Withheld
John W. Ballantine
2,033,167,204.3680
145,843,774.9700
Henry P. Becton, Jr.
2,032,218,301.6780
146,792,677.6600
Dawn-Marie Driscoll
2,032,708,527.4680
146,302,451.8700
Keith R. Fox
2,033,163,955.7280
145,847,023.6100
Paul K. Freeman
2,032,670,063.2080
146,340,916.1300
Kenneth C. Froewiss
2,032,801,582.3080
146,209,397.0300
Richard J. Herring
2,033,510,322.9680
145,500,656.3700
William McClayton
2,032,168,725.6380
146,842,253.7000
Rebecca W. Rimel
2,032,905,588.5680
146,105,390.7700
William N. Searcy, Jr.
2,033,277,588.7280
145,733,390.6100
Jean Gleason
Stromberg
2,032,158,369.9680
146,852,609.3700
Robert H. Wadsworth
2,032,860,454.5680
146,150,524.7700
Axel Schwarzer
2,031,930,458.0980
147,080,528.2400

The Special Meeting of Shareholders was
reconvened on May 1, 2008, at
which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
2-A.	Approval of an Amended and Restated
Investment Management
Agreement
2,138,134,484.
6780
144,921,479.90
00
218,947,355.60
00
5,056,003.0000
2-B.	Approval of a Subadvisor Approval Policy
2,137,640,278.
7080
146,042,793.44
00
218,320,248.03
00
5,056,003.0000
3-A.	Approval of a Revised Fundamental
Investment Policy Regarding
Borrowing Money
2,114,935,853.
1980
158,700,295.26
00
228,367,171.72
00
5,056,003.0000
3-B.	Approval of a Revised Fundamental
Investment Policy Regarding
Senior Securities
2,117,335,934.
1380
156,446,459.78
00
228,220,926.26
00
5,056,003.0000
3-D.	Approval of a Revised Fundamental
Investment Policy Regarding
Underwriting of Securities
2,118,178,034.
9780
155,111,778.19
00
228,713,507.01
00
5,056,003.0000
3-E.	Approval of a Revised Fundamental
Investment Policy Regarding
Real Estate Investments
2,115,712,105.
6880
157,629,848.32
00
228,661,366.17
00
5,056,003.0000
3-F.	Approval of a Revised Fundamental
Investment Policy Regarding
Commodities
2,116,542,966.
8680
156,787,652.57
00
228,672,700.74
00
5,056,003.0000
3-G.	Approval of a Revised Fundamental
Investment Policy Regarding
Lending
2,114,785,125.
8080
158,373,083.13
00
228,845,111.24
00
5,056,003.0000
3-H.	Approval of a Revised Fundamental
Investment Policy Regarding
Portfolio Diversification for Diversified Funds
2,119,413,227.
7580
154,078,590.36
00
228,511,502.06
00
5,056,003.0000
3-I.	Approval of the Removal of the
Fundamental Investment Policy
Regarding Investing for Control
2,097,782,580.
0880
165,651,830.51
00
238,568,909.58
00
5,056,003.0000
3-K.	Approval of the Removal of the
Fundamental Investment Policy
Margin Transactions
2,095,850,633.
6280
167,535,927.01
00
238,616,759.54
00
5,056,003.0000
3-M.	Approval of the Removal of the
Fundamental Investment Policy
Short Sales
2,096,738,540.
6480
166,628,616.21
00
238,636,163.32
00
5,056,003.0000
3-N.	Approval of the Removal of the
Fundamental Investment Policy
Options
2,096,479,299.
2580
166,675,049.51
00
238,848,971.41
00
5,056,003.0000
3-O.	Approval of the Removal of the
Fundamental Investment Policy
Securities Owned by Officers and Trustees or
the Advisor
2,097,710,150.
7880
166,087,789.18
00
238,205,380.21
00
5,056,003.0000
3-S.	Approval of the Removal of the
Fundamental Investment Policy
Oil, Gas and Mineral Programs
2,098,940,023.
8880
164,370,29.390
0
238,693,046.90
00
5,056,003.0000
4-A.	Approval of a Reclassification of
Fundamental Investment
Objectives as Non-Fundamental
2,098,380,937.
8480
165,737,314.26
00
242,885,068.07
00
5,056,003.0000
4-B.	Approval of a Reclassification of
Fundamental Investment Policies
as Non-Fundamental
2,097,475,407.
1080
166,645,255.17
00
237,882,657.90
00
5,056,003.0000

The meeting of shareholders was reconvened on August 15, 2008, at which time the following matter was not approved by shareholders because the matter failed to receive sufficient shareholder votes:

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
5.	Approval of Amended and Restated
Declaration of Trust
("Number of Votes" represents all portfolios
that are a series of
Cash Account Trust)
5,758,446,288.
09
352,651,067.17
535,360,670.74
16,492,432.00

*	Broker non-votes are proxies received by
the fund from brokers or
nominees when the broker or nominee neither has
received
instructions from the beneficial owner or other
persons entitled to vote
nor has discretionary power to vote on a
particular matter. Broker non-
votes have the effect of a negative vote.
Tax-Exempt Portfolio
The Special Meeting of Shareholders of the Tax-
Exempt Portfolio of Cash
Account Trust (the "Fund") was held on March
31, 2008 at the offices of
Deutsche Asset Management, 345 Park Avenue, New
York, NY 10154.
The following matters were voted upon by the
shareholders of said Fund
(the resulting votes are presented below):
1.	Election of the Board of Trustees

Number of Votes:
Trustee
For
Withheld
John W. Ballantine
1,855,372,485.0340
84,765,059.3200
Henry P. Becton, Jr.
1,854,559,118.1440
85,578,426.2100
Dawn-Marie Driscoll
1,855,327,544.7440
84,809,999.6100
Keith R. Fox
1,854,901,860.1740
85,235,684.1800
Paul K. Freeman
1,856,295,391.4540
83,842,152.9000
Kenneth C. Froewiss
1,855,183,155.9540
84,954,388.4000
Richard J. Herring
1,855,698,433.1040
84,439,111.2500
William McClayton
1,856,422,648.4140
83,714,895.9400
Rebecca W. Rimel
1,855,403,613.2640
84,733,931.0900
William N. Searcy, Jr.
1,854,804,772.2440
85,332,772.1100
Jean Gleason
Stromberg
1,854,698,366.1240
85,439,178.2300
Robert H. Wadsworth
1,856,326,630.7040
83,810,913.6500
Axel Schwarzer
1,855,115,572.9840
85,021,971.3700

The Special Meeting of Shareholders was
reconvened on May 1, 2008, at
which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
2-A.	Approval of an Amended and Restated
Investment Management
Agreement
2,030,911,771.
7200
125,123,614.49
40
68,904,541.170
0
10,499,335.000
0
2-B.	Approval of a Subadvisor Approval Policy
2,054,196,345.
3900
95,009,861.224
0
75,733,720.770
0
10,499,335.000
0
3-A.	Approval of a Revised Fundamental
Investment Policy Regarding
Borrowing Money
2,040,112,837.
3100
83,918,687.424
0
100,908,402.65
00
10,499,335.000
0
3-B.	Approval of a Revised Fundamental
Investment Policy Regarding
Senior Securities
2,038,617,788.
3400
84,989,292.664
0
101,332,846.38
00
10,499,335.000
0
3-C.	Approval of a Revised Fundamental
Investment Policy Regarding
Concentrations
2,042,751,877.
3500
80,670,166.344
0
101,517,883.69
00
10,499,335.000
0
3-D.	Approval of a Revised Fundamental
Investment Policy Regarding
Underwriting of Securities
2,040,877,951.
8000
82,290,101.554
0
101,771,873.03
00
10,499,336.000
0
3-E.	Approval of a Revised Fundamental
Investment Policy Regarding
Real Estate Investments
2,038,243,403.
5500
85,698,253.434
0
100,998,270.40
00
10,499,335.000
0
3-F.	Approval of a Revised Fundamental
Investment Policy Regarding
Commodities
2,036,981,678.
3000
86,508,926.234
0
101,449,322.85
00
10,499,335.000
0
3-G.	Approval of a Revised Fundamental
Investment Policy Regarding
Lending
2,035,764,107.
4100
87,385,429.674
0
101,790,390.30
00
10,499,335.000
0
3-H.	Approval of a Revised Fundamental
Investment Policy Regarding
Portfolio Diversification for Diversified Funds
2,040,722,381.
3700
81,938,878.184
0
102,278,667.83
00
10,499,335.000
0
3-I	Approval of the Removal of the
Fundamental Investment Policy
Regarding Investing for Control
2,030,244,107.
3700
89,052,293.954
0
105,643,526.06
00
10,499,335.000
0
3-K.	Approval of the Removal of the
Fundamental Investment Policy
Regarding Margin Transactions
2,029,518,627.
2100
89,590,787.574
0
105,830,512.60
00
10,499,335.000
0
3-M.	Approval of the Removal of the
Fundamental Investment Policy
Regarding Short Sales
2,031,012,073.
4100
88,615,606.904
0
105,312,247.07
00
10,499,335.000
0
3-N.	Approval of the Removal of the
Fundamental Investment Policy
Regarding Options
2,030,419,958.
0200
88,972,250.824
0
105,547,718.54
00
10,499,335.000
0
3-O.	Approval of the Removal of the
Fundamental Investment Policy
Regarding Securities Owned by Officers and
Trustees or the
Advisor
2,026,057,970.
5700
93,410,521.464
0
105,471,435.35
00
10,499,335.000
0
3-S.	Approval of the Removal of the
Fundamental Investment Policy
Regarding Oil, Gas and Mineral Programs
2,032,195,967.
0900
87,496,252.174
0
105,247,708.12
00
10,499,335.000
0
4-A.	Approval of a Reclassification of
Fundamental Investment
Objectives as Non-Fundamental
2,002,832,225.
1400
138,540,394.91
40
83,567,307.330
0
10,499,335.000
0
4-B.	Approval of a Reclassification of
Fundamental Investment Policies
as Non-Fundamental
2,030,751,161.
3800
92,116,712.434
0
102,072,053.57
00
10,499,335.000
0

The meeting of shareholders was reconvened on August 15, 2008, at which time the following matter was not approved by shareholders because the matter failed to receive sufficient shareholder votes:

Number of Votes:
For
Against
Abstain
Broker Non-
Votes*
5.	Approval of Amended and Restated
Declaration of Trust
("Number of Votes" represents all portfolios
that are a series of
Cash Account Trust)
5,758,446,288.
09
352,651,067.17
535,360,670.74
16,492,432.00

*	Broker non-votes are proxies received by
the fund from brokers or
nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Broker non-votes have the effect of a negative vote.